Supplement dated November 8, 2002 to:
Variable Adjustable Life Horizon Prospectus dated May 1, 2002.

The last sentence of the fourth paragraph of the section entitled "Policy Loan Interest" on page 24 is amended to read as follows:

"However, if the Policy has been in force for ten years or more, we will credit your loan at a rate which is equal to the policy loan rate minus .25 percent per year".

The section entitled "Policy Charges" on page 27 is supplemented with the addition of the following paragraph:

Policies Issued in Exchange. We will waive or modify certain charges assessed against base premiums as described above in situations where our existing life insurance policy owners wish to exchange their policies for the Policies described in this prospectus. Those policy owners may do so, subject to their application for this Policy and our approval of the exchange. A $200 administrative charge is currently required for the exchange. This charge will be deducted from the existing cash values.

To be eligible for an exchange, the existing policy must have been in force for at least two years, and there must not be any first year charges currently being taken as a result of any policy adjustment. When a new Policy is issued in exchange for an existing policy, we will waive the Sales Charge on the existing base premium, and we will waive the Additional Face Amount Charge on the existing face amount. All other charges described in this prospectus will apply to the Policy.

Supplement dated November 8, 2002 to:
Variable Adjustable Life - Second Death Prospectus dated May 1, 2002.

The second full sentence in the section entitled "Policy Loan Interest" on page 29 is amended to read as follows:

"Under our current procedures, if all conditions are met, we will credit your loan at a rate which is equal to the policy loan rate minus .25 percent per year".


Investors should retain this supplement for future reference.
F. 58443 11-2002